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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 26, 1997
                                                   ------------------

Chevy Chase Bank, F.S.B. (as Seller under the Pooling and Servicing Agreement dated as of September 1, 1997, providing for the issuance of Chevy Chase Auto Receivables Trust 1997-3, 6.20% Auto Receivables Backed Certificates, Class A).
         -----------------------------------------------------
         (Exact Name of registrant as specified in its charter)
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
United States                   333-21707           52-0897004
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(State or other Jurisdiction    (Commission   (I.R.S. Employer
of Incorporation)               File Number)  Identification No.)
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8401 Connecticut Avenue, Chevy Chase, Maryland           20815
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including Area Code:     (301) 986-7000
                                                    ------------------

                                Not applicable
      -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events
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     In connection with the offering and sale of 6.20% Auto Receivables Backed
Certificates, Class A, of which Chevy Chase Auto Receivables Trust, 1997-3 is the issuer as described in a Prospectus Supplement dated as of September 18, 1997 to the Prospectus dated September 17, 1997, a pooling and servicing agreement was entered into as of September 1, 1997 among Chevy Chase Bank, F.S.B. as seller and servicer (the "Seller") and U.S. Bank National Association, as trustee; an underwriting agreement was entered into as of September 18, 1997 among the Seller and Credit Suisse First Boston Corporation, as representative of the underwriters (the "Underwriter"); and an indemnification agreement was entered into as of September 18, 1997 among the Seller, the Underwriter and the certificate insurer.


     Use of Proceeds
     ---------------

     On September 17, 1997, Chevy Chase Auto Receivables Trust 1997-3 (the "Issuer")commenced an offering of 6.20% Auto Receivables Backed Certificates, Class A (the "Securities") issued pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 by and among Chevy Chase Bank, F.S.B., as Seller and Servicer (the "Bank") and U.S. Bank National Association, as Trustee. The offering is described in the Prospectus Supplement dated September 18, 1997 to the Prospectus dated September 17, 1997, and the offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission on February 12, 1997 which became effective on March 11, 1997 and was assigned file number 333-21707.

     The offering terminated on September 26, 1997 after the sale of all Securities registered. The managing underwriters of the offering were Credit Suisse First Boston, J.P. Morgan & Co. and Smith Barney Inc. A total of $193,949,671.10 of Securities were registered, with an aggregate price to the public of $193,949,671.10 plus accrued interest thereon at the rate of 6.20% per annum from September 20, 1997. All of the Securities registered were sold, for an aggregate offering price to the public of $193,949,671.10 plus accrued interest thereon at the rate of 6.20% per annum from September 20, 1997.

     In connection with issuance and distribution of the Securities, from the date the offering commenced through the date the offering terminated, the Bank paid underwriting commissions and discounts of $484,874.18, and incurred other expenses, including legal fees and costs and expenses paid to or for the underwriters, reasonably estimated to be $475,000.00. All such other expenses were paid by direct or indirect payments to persons other than (i) directors, officers or general partners of the Issuer or the Bank or their associates, (ii) persons owning ten percent or more of any class of equity securities of the Issuer or the Bank and (iii) affiliates of the Issuer or the Bank. The total amount of expenses paid by the Bank is estimated to be $959,874.18. After deducting the total expenses described above, the net offering proceeds to the Bank are estimated to be $192,989,796.92 plus accrued interest on the total amount of the Securities
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(as set forth above) at the rate of 6.20% per annum from September 20, 1997.

     Of the net offering proceeds received by the Bank, an amount equal to $96,060,798.68 was used by the Bank to purchase certain receivables from Consumer Finance Corporation, its wholly-owned subsidiary; $3,636,556.33 was used to fund a reserve account and $149,027.66 was used to fund a yield maintenance account; the remainder of such net proceeds were used by the Bank for general corporate purposes.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits;

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits:

           (1) Underwriting Agreement

               1.1  Underwriting Agreement

           (4) Instruments defining the rights of security holders, including indentures

               4.1  Pooling and Servicing Agreement

          (10) Material Contracts

               10.1 Indemnification Agreement
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHEVY CHASE BANK, F.S.B.

Date:  September 26, 1997         By:   /s/ Mark A. Holles
                                       ---------------------
                                         Mark A. Holles,
                                         Vice President
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Exhibit Index
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Exhibit
-------


1.1   Underwriting Agreement
4.1   Pooling and Servicing Agreement
10.1  Indemnification Agreement